                                  UAM Funds

                                  Funds for the Informed Investor/(sm)/

ICM Small Company Portfolio

Annual Report

                                                                October 31, 2001

                                                                          UAM(R)

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------
                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

Shareholders' Letter ......................................................    1

Statement of Net Assets ...................................................    5

Statement of Operations ...................................................   11

Statement of Changes in Net Assets ........................................   12

Financial Highlights ......................................................   13

Notes to Financial Statements .............................................   14

Report of Independent Accountants .........................................   18

--------------------------------------------------------------------------------

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

October 31, 2001

Dear Shareholders:

Over the last twelve months ending October 31, 2001, we have witnessed an extraordinary period in our country's history and in our economy and stock market. During the last 365 days we have seen a presidential election decided by the Supreme Court, a terrorist attack on U.S. soil of unimaginable magnitude, a contraction in corporate profits at a rate not seen in decades, the onset of a deep recession, both here and abroad and, in response to the above, an unprecedented easing of monetary policy which has brought short-term interest rates to near record low levels.

With the exception of the easing of monetary policy, all of the events listed above have taken a toll on stock prices and investor, business, and consumer confidence. The meltdown of the technology stock bubble which began in April 2000, continued throughout the fiscal year with devastating effect on the growth sector of the market. Led by value stocks (the Russell 2000 Value Index), small cap stocks (the Russell 2000 Index) outperformed large cap stocks (the S&P 500 Index) for the second straight fiscal year. The Portfolio outperformed its primary benchmark, the Russell 2000 Value Index, for the fourth time in the last five fiscal years.

              Total Returns for Five Fiscal Years Ended October 31,
              ----------------------------------------------------

                                           1997      1998     1999     2000
                                         --------  -------- -------- --------
ICM Small Company
 Portfolio .......................        43.28%    -5.04%   -0.13%   19.71%
Russell 2000 Value Index .........        37.18%    -7.69%    0.72%   17.30%
Russell 2000 Index ...............        29.33%   -11.84%   14.87%   17.41%
Russell 2000 Growth Index ........        21.17%   -15.86%   29.28%   16.16%
S&P 500 Index ....................        32.10%    22.01%   25.67%    6.09%

                                                           5 years
                                                  ------------------------------
                                           2001    Cumulative    Average Annual
                                         -------- ------------  ----------------

ICM Small Company Portfolio .........     14.42%     86.10%          13.23%
Russell 2000 Value Index ............      8.75%     62.69%          10.22%
Russell 2000 Index ..................    -12.70%     34.24%           6.07%
Russell 2000 Growth Index ...........    -31.50%      4.88%           0.96%
S&P 500 Index .......................    -24.90%     61.36%          10.04%

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

                    Portfolio's Average Annual Total Returns
                    ----------------------------------------
   1 year           5 year            10 year          Since Inception - 4/18/89
End 10/31/01     End 10/31/01      End 10/31/01             Thru 10/31/01
------------     ------------      ------------        -------------------------
   14.42%           13.23%            16.08%                    15.07%

Looking ahead, we believe the most probable economic and stock market scenario is as follows. The very stimulative monetary and fiscal policy emanating from Washington and being emulated in much of the industrialized world will lead to a renewal of growth in U.S. and world GDP by early next year. Profits will most likely bottom in this year's fourth quarter. Modest growth in consumer spending and an end to inventory liquidation will be the primary drivers of growth. Capital spending will be weak until late next year. Profits will rebound, but the magnitude of the recovery will be less than in previous recoveries from recessions.

We believe the stock market as a whole is fairly to fully priced. Stock prices should move higher in 2002 but the advance should be a muted one given the extended valuation levels. Interest rates may rise modestly next year, further restraining the stock market's advance. The disparity of performance between growth and value stocks should narrow considerably in the months ahead. Small cap stocks and small cap value stocks still appear to us to be the most reasonably priced sectors of the market.

The risk of unforeseen exogenous events remains very high. Most of these potential events would seem to be negative in nature. There is also a modest degree of risk that the U.S. could slip into an extended Japanese type of a recession. Investors, including ourselves, are for the most part very optimistic, and rightfully so, given the history of the stock market's returns. However, we are a bit surprised at the level of optimism evident in the market given the magnitude of the decline in earnings and the higher level of risk and uncertainty in today's economic environment. As a result, we want to continue to emphasize strong balance sheets, industry leadership, and good management in our stock selection process.

Respectfully,

/s/ Robert D. McDorman, Jr.

Robert D. McDorman, Jr.
Principal
Investment Counselors of Maryland

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. A portfolio's performance assumes the reinvestment of all dividends and capital gains.

There are no assurances that a portfolio will meet its stated objectives.

A portfolio's holdings and allocations are subject to change because it is actively managed and should not be considered recommendations to buy individual securities.

                     Definition of the Comparative Indices
                     -------------------------------------

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Russell 2000 Growth Index is a subset of the Russell 2000 Index (an unmanaged index comprised of small capitalization, U.S. companies) that contains those securities with higher price-to-book ratios and price-earnings ratios, lower dividend yields and higher forecasted growth values than the value universe.

Russell 2000 Value Index is a subset of the Russell 2000 Index (an unmanaged index comprised of small capitalization, U.S. companies) that contains those securities with lower price-to-book and price-earnings ratios, higher dividend yields and lower forecasted growth values than the growth universe.

S&P 500 Index is an unmanaged index comprised of stocks representing major U.S. market industries, including 400 industrial stocks, 40 financial stocks, 40 utility stocks and 20 transportation stocks.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

Growth of a $5,000,000 Investment

                                    [CHART]

                                    ICM            Russ Index          Rus Value


Oct-91                           5,000,000          5,000,000          5,000,000
Oct-92                           6,198,500          5,474,000          5,964,500
Oct-93                           8,380,370          7,248,120          8,142,740
Oct-94                           8,765,030          7,225,650          8,136,220
Oct-95                          10,319,100          8,550,120          9,433,950
Oct-96                          11,930,900          9,971,150         11,280,200
Oct-97                          17,094,600         12,895,700         15,474,100
Oct-98                          16,233,000         11,367,500         14,284,200
Oct-99                          16,213,600         13,057,900         14,387,000
Oct-00                          19,409,300         15,331,300         16,876,000
 1-Oct                          22,208,100         13,384,200         18,352,600


 * If the adviser and/or portfolio service providers had not limited certain expenses, the portfolio's total return would have been lower.

** Beginning with this report, the portfolio's performance will be compared to the Russell 2000 Value Index rather than the Russell 2000 Index because the Russell 2000 Value Index is a more appropriated benchmark for this type of portfolio.

All performance presented in this report is historical and should not be construed as a guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

A portfolio's performance assumes the reinvestment of all dividends and capital gains.

Index returns assume reinvestment of dividends and, unlike a portfolio's returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower.

Please note that one cannot invest directly in an unmanaged index.

See definition of comparative indices on page 3.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF NET ASSETS
COMMON STOCKS - 88.7%

                                                        Shares          Value
                                                       --------     ------------
AUTO & TRANSPORTATION -- 2.4%
   BorgWarner ................................          150,000     $  6,408,000
   Donnelly ..................................          161,750        2,143,187
   Offshore Logistics* .......................          150,000        2,992,500
   Swift Transportation* .....................          225,000        3,822,750
                                                                    ------------
                                                                      15,366,437
                                                                    ------------
CONSUMER DISCRETIONARY -- 16.4%
   Aaron Rents ...............................          330,000        5,758,500
   Advanced Marketing Services ...............          400,000        6,196,000
   Buckle* ...................................           77,000        1,397,550
   Burlington Coat Factory Warehouse .........          200,000        2,990,000
   Bush Industries, Cl A .....................          225,000        2,362,500
   F.Y.I.* ...................................          192,500        6,920,375
   Finlay Enterprises* .......................          311,500        2,018,520
   FTI Consulting* ...........................           60,300        1,787,895
   Furniture Brands International* ...........          175,000        4,201,750
   Garden Fresh Restaurant* ..................           80,400          538,680
   Hancock Fabrics ...........................          149,200        1,753,100
   Jakks Pacific* ............................          315,000        5,937,750
   Maximus* ..................................          125,000        5,140,000
   Men's Wearhouse* ..........................          300,000        5,961,000
   Mohawk Industries* ........................           85,000        3,672,000
   Papa John's International* ................          200,000        5,572,000
   Pier 1 Imports ............................          500,000        5,505,000
   ProQuest* .................................          200,000        6,840,000
   R.H. Donnelley* ...........................          250,000        6,600,000
   Rex Stores* ...............................          225,000        3,093,750
   Russ Berrie ...............................           70,400        1,845,888
   ShopKo Stores* ............................          500,000        4,325,000
   Stanley Furniture* ........................          130,000        3,471,000
   Toro ......................................          222,100        9,528,090
   Tropical Sportswear International* ........          170,000        2,978,400
   Unitel Video* .............................          120,000              600
                                                                    ------------
                                                                     106,395,348
                                                                    ------------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
                                                    OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares          Value
                                                       --------     ------------
CONSUMER STAPLES -- 0.5%
   Ruddick ...................................          225,000      $ 3,431,250

ENERGY -- 8.6%
   Clayton Williams Energy* ..................          140,500        1,746,415
   Equitable Resources .......................          300,000        9,873,000
   Meridian Resource* ........................          400,000        1,704,000
   Newpark Resources* ........................          600,000        3,666,000
   Oceaneering International* ................          300,000        5,850,000
   Penn Virginia .............................          250,000        9,625,000
   Seitel* ...................................           94,800        1,289,280
   St Mary Land & Exploration ................          200,000        4,094,000
   Stone Energy* .............................          125,000        4,943,750
   Unit* .....................................          200,000        2,190,000
   Varco International* ......................          100,000        1,500,000
   Vintage Petroleum .........................          147,700        2,583,273
   Westport Resources* .......................          303,125        5,234,969
   Williams ..................................           52,921        1,527,829
                                                                     -----------
                                                                      55,827,516
                                                                     -----------
FINANCIAL SERVICES -- 8.9%
   Allied Capital ............................          191,000        4,301,320
   Chittenden ................................          237,500        5,875,750
   Colonial Bancgroup ........................          282,000        3,553,200
   CVB Financial .............................          175,000        3,892,000
   Hanmi Financial* ..........................          120,738        1,629,963
   Landamerica Financial Group ...............          150,000        3,928,500
   Medallion Financial .......................          396,000        3,227,400
   Proassurance* .............................           39,894          559,314
   Prosperity Bancshares .....................          161,000        4,414,620
   PXRE Group Ltd. ...........................          159,000        2,035,200
   Radian Group ..............................          200,200        6,780,774
   Reinsurance Group of America ..............           80,500        2,541,385
   Superior Financial* .......................          100,000        1,443,000
   Trenwick Group Ltd ........................          250,000        1,940,000
   Triad Guaranty* ...........................           37,800        1,245,510
   UCBH Holdings .............................          130,000        3,770,000
   West Coast Bancorp ........................          306,900        3,962,079
   WSFS Financial ............................          160,000        2,872,000
                                                                     -----------
                                                                      57,972,015
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          ICM SMALL COMPANY PORTFOLIO
                                                   OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCKS - continued

                                                        Shares          Value
                                                       --------     ------------
HEALTH CARE -- 6.7%
    Apria Healthcare Group* ..................          180,000     $  4,140,000
    Bio-Rad Laboratories, Cl A* ..............          153,800        9,535,600
    Covance* .................................          225,000        4,128,750
    Dentsply International ...................          250,000       11,247,500
    Omnicare .................................          425,000        8,449,000
    US Oncology* .............................          550,000        2,887,500
    Vital Signs* .............................          108,600        2,937,630
                                                                    ------------
                                                                      43,325,980
                                                                    ------------
MATERIALS & PROCESSING -- 16.4%
    Aptargroup ...............................          400,000       12,040,000
    Armor Holdings* ..........................          315,000        7,648,200
    Cambrex ..................................          151,000        5,587,000
    Carpenter Technology .....................          175,000        3,806,250
    Centex Construction Products .............          125,000        4,112,500
    Clarcor ..................................          125,000        3,075,000
    CoorsTek* ................................          112,500        2,981,250
    Fibermark* ...............................          325,000        2,437,500
    Granite Construction .....................          500,000       12,450,000
    Griffon* .................................          742,500        8,575,875
    Hughes Supply ............................          300,000        7,086,000
    Martin Marietta Materials ................          125,000        4,990,000
    Minerals Technologies ....................          230,000        9,407,000
    Northwest Pipe* ..........................          175,000        2,551,500
    PolyOne ..................................          250,000        2,137,500
    Quaker Chemical ..........................          250,000        4,647,500
    Schulman .................................          100,000        1,190,000
    Spartech .................................          250,000        5,125,000
    Sylvan* ..................................          200,000        2,210,000
    Trammell Crow* ...........................          500,000        4,905,000
                                                                    ------------
                                                                     106,963,075
                                                                    ------------
PRODUCER DURABLES -- 14.8%
    Ametek ...................................          200,000        5,400,000
    Baldor Electric ..........................          220,000        4,184,400
    Belden ...................................          280,000        5,602,800
    C&D Technologies .........................          138,000        2,859,360
    Centex ...................................          125,000        4,782,500

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------


COMMON STOCKS - continued

                                                        Shares          Value
                                                       --------     ------------

    Diebold ..................................          175,000      $ 6,352,500
    Entegris* ................................          166,900        1,283,461
    Graco ....................................           83,800        2,723,500
    Gencorp ..................................          114,700        1,364,930
    Heico, Cl A ..............................          330,000        3,927,000
    MDC Holdings .............................          550,000       14,668,500
    Milacron .................................           84,900        1,006,914
    MKS Instruments* .........................          215,000        4,639,700
    Pulte Homes ..............................          201,150        6,537,375
    Quixote ..................................          268,000        5,936,200
    Ryland Group .............................          200,000       10,700,000
    Spacehab* ................................          320,000          329,600
    Technitrol ...............................          150,000        3,732,000
    Teleflex .................................          125,000        5,000,000
    Ultratech Stepper* .......................           97,400        1,310,030
    Woodhead Industries ......................          230,000        3,732,900
                                                                     -----------
                                                                      96,073,670
                                                                     -----------
REAL ESTATE INVESTMENT TRUSTS -- 8.0%
    AMLI Residential Properties ..............          175,000        4,082,750
    Camden Property Trust ....................          125,000        4,350,000
    CBL & Associates Properties ..............          200,000        5,824,000
    Corporate Office Properties Trust ........           55,100          608,855
    First Industrial Realty Trust ............          100,000        2,750,000
    Gables Residential Trust .................          150,000        4,035,000
    Healthcare Realty Trust ..................          100,000        2,700,000
    LaSalle Hotel Properties .................          200,000        1,640,000
    Liberty Property Trust ...................          169,400        4,539,920
    Mack-Cali Realty .........................           80,000        2,480,000
    Mills ....................................          225,000        4,914,000
    Pan Pacific Retail Properties ............          150,000        4,162,500
    Parkway Properties .......................          100,000        3,080,000
    Prentiss Properties Trust ................          100,000        2,540,000
    Reckson Associates Realty ................          200,000        4,600,000
                                                                     -----------
                                                                      52,307,025
                                                                     -----------

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                           ICM SMALL COMPANY PORTFOLIO
                                                    OCTOBER 31, 2001

--------------------------------------------------------------------------------

COMMON STOCKS - continued


                                                                  Shares        Value
                                                                ---------   -------------
TECHNOLOGY -- 5.5%
   Adaptec*...................................................    488,000    $  5,880,400
   Analogic...................................................    124,000       4,588,000
   Ansys*.....................................................    276,500       5,803,735
   Avnet......................................................    195,750       4,038,323
   Commscope*.................................................    300,000       5,865,000
   DDI........................................................    248,500       2,243,955
   Park Electrochemical.......................................    144,800       3,236,280
   Pioneer Standard Electronics...............................    200,000       1,778,000
   Transaction Systems Architects, Cl A*......................    260,000       2,527,200
                                                                             ------------
                                                                               35,960,893
                                                                             ------------
UTILITIES -- 0.5%
   NUI........................................................    150,000       3,052,500
                                                                             ------------
   TOTAL COMMON STOCKS
     (Cost $490,629,494)......................................                576,675,709
                                                                             ------------
CONVERTIBLE BONDS -- 0.2%


                                                                 Face
                                                                Amount
                                                             --------------
   Spacehab
      8.000%, 10/15/07 .....................................    2,700,000       1,201,500
                                                                             ------------
   TOTAL CONVERTIBLE BONDS
      (Cost $2,818,810).....................................                    1,201,500
                                                                             ------------
SHORT TERM INVESTMENT -- 10.7%

REPURCHASE AGREEMENT -- 10.7%

   Chase Securities, Inc. 2.40%, dated 10/31/01,
      due 11/01/01, to be repurchased at $69,556,637,
      collateralized by $59,821,828 of various
      U.S. Treasury Notes, valued at $71,895,138............    69,552,000      69,552,000
                                                                             -------------
   TOTAL INVESTMENTS -- 99.6%
      (Cost $563,000,304) (a)...............................                   647,429,209
                                                                             -------------
   OTHER ASSETS AND LIABILITIES, NET-- 0.4% ................                     2,694,669
                                                                             -------------


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO
                                                     OCTOBER 31, 2001

--------------------------------------------------------------------------------

NET ASSETS CONSIST OF:

                                                                       Value
                                                                   -------------

   Paid in Capital ...........................................     $545,185,291
   Undistributed Net Investment Income .......................          184,433
   Accumulated Net Realized Gain .............................       20,325,249
   Unrealized Appreciation on Investments ....................       84,428,905
                                                                   ------------
TOTAL NET ASSETS-- 100.0% ....................................     $650,123,878
                                                                   ------------

Institutional Class Shares:
   Shares Issued and Outstanding
     (Authorized 50,000,000-$0.0001 par value) ...............       27,426,037
Net Asset Value, Offering and Redemption Price Per Share .....           $23.70
                                                                         ======

  * Non-Income Producing Security
 Cl Class
(a) The cost for Federal income tax purposes was $562,791,771. At October 31, 2001 net unrealized appreciation for all securities based on tax cost was $84,637,438. This consisted of aggregate gross unrealized appreciation for all securities of $144,500,603 and an aggregate gross unrealized depreciation for all securities of $59,863,165.

The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                    ICM SMALL COMPANY PORTFOLIO
                                             FOR THE YEAR ENDED OCTOBER 31, 2001

--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS

Investment Income

Dividends ...................................................      $ 8,946,984
Interest ....................................................        3,078,980
                                                                   -----------
  Total Income ..............................................       12,025,964
                                                                   -----------
Expenses

Investment Advisory Fees-- Note B ...........................        4,513,875
Administration Fees -- Note C ...............................          545,081
Shareholder Servicing Fees -- Note F ........................          163,550
Transfer Agent Fees .........................................          159,345
Printing Fees ...............................................           83,250
Legal Fees ..................................................           75,845
Custodian Fees ..............................................           72,052
Directors' Fees -- Note E ...................................           46,212
Audit Fees ..................................................           32,495
Registration and Filing Fees ................................           19,462
Other Expenses ..............................................           98,725
                                                                   -----------
  Net Expenses Before Expense Offset ........................        5,809,892

Expense Offset -- Note A ....................................          (31,552)
                                                                   -----------
  Net Expenses After Expense Offset .........................        5,778,340
                                                                   -----------
Net Investment Income .......................................        6,247,624
                                                                   -----------
Net Realized Gain on Investments ............................       20,264,360
Net Change in Unrealized Appreciation on Investments ........       51,650,778
                                                                   -----------
Net Gain on Investments .....................................       71,915,138
                                                                   -----------
Net Increase in Net Assets Resulting from Operations ........      $78,162,762
                                                                   ===========

UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS


                                                                                Year Ended          Year Ended
                                                                                October 31,         October 31,
                                                                                   2001                2000
                                                                              -------------       -------------
Increase (Decrease) in Net Assets
Operations:
   Net Investment Income ...............................................      $   6,247,624       $   6,368,522
   Net Realized Gain ...................................................         20,264,360          54,848,479
   Net Change in Unrealized Appreciation ...............................         51,650,778          31,967,784
                                                                              -------------       -------------
   Net Increase in Net Assets Resulting from
     Operations ........................................................         78,162,762          93,184,785
                                                                              -------------       -------------
Distributions:
   Net Investment Income ...............................................         (6,600,445)         (6,555,421)
   Net Realized Gain ...................................................        (55,653,169)        (67,407,673)
     Total Distributions ...............................................        (62,253,614)        (73,963,094)
                                                                              -------------       -------------
Capital Share Transactions:
   Issued ..............................................................        196,188,479          88,855,273
   In Lieu of Cash Distributions .......................................         58,215,763          69,248,756
   Redeemed ............................................................       (157,824,108)       (199,671,587)
                                                                              -------------       -------------
   Net Increase (Decrease) from Capital Share Transactions .............         96,580,134         (41,567,558)
                                                                              -------------       -------------
     Total Increase (Decrease) .........................................        112,489,282         (22,345,867)
Net Assets:
   Beginning of Period .................................................        537,634,596         559,980,463
                                                                              -------------       -------------
   End of Period (Including undistributed net investment
     income of $184,433 and $537,254, respectively) ....................      $ 650,123,878       $ 537,634,596
                                                                              =============       =============

Shares Issued and Redeemed:
   Shares Issued .......................................................          8,232,782           4,045,427
   In Lieu of Cash Distributions .......................................          2,717,831           3,469,386
   Redeemed ............................................................         (6,578,632)         (9,200,413)
                                                                              -------------       -------------
   Net Increase (Decrease) in Shares Outstanding .......................          4,371,981          (1,685,600)
                                                                              =============       =============


The accompanying notes are an integral part of the financial statements.

UAM FUNDS                                          ICM SMALL COMPANY PORTFOLIO

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                Selected Per Share Data & Ratios
                                  For a Share Outstanding Throughout Each Period


                                                                       Years Ended October 31,
                                                   ------------------------------------------------------------
                                                     2001         2000         1999         1998         1997
                                                   --------     --------     --------     --------     --------
Net Asset Value, Beginning of Period ..........    $  23.32     $  22.63     $  24.35     $  27.82     $  20.71
                                                   --------     --------     --------     --------     --------
Income from Investment Operations:
  Net Investment Income .......................        0.24         0.28         0.29         0.28         0.23
  Net Realized and Unrealized Gain (Loss) .....        2.82         3.61        (0.30)       (1.58)        8.27
                                                   --------     --------     --------     --------     --------

Total from Investment Operations ..............        3.06         3.89        (0.01)       (1.30)        8.50
                                                   --------     --------     --------     --------     --------

Distributions:
   Net Investment Income ......................       (0.26)       (0.28)       (0.29)       (0.24)       (0.20)
   Net Realized Gain ..........................       (2.42)       (2.92)       (1.42)       (1.93)       (1.19)
                                                   --------     --------     --------     --------     --------
Total Distributions ...........................       (2.68)       (3.20)       (1.71)       (2.17)       (1.39)
                                                   --------     --------     --------     --------     --------

Net Asset Value,
   End of Period ..............................    $  23.70     $  23.32     $  22.63     $  24.35     $  27.82
                                                   ========     ========     ========     ========     ========

Total Return ..................................       14.42%       19.71%       (0.13)%      (5.04)%      43.28%
                                                   ========     ========     ========     ========     ========
Ratios and
   Supplemental Data

Net Assets, End of Period (Thousands) .........    $650,124     $537,635     $559,980     $618,590     $518,377
Ratio of Expenses to
   Average Net Assets .........................        0.90%        0.85%        0.85%        0.89%        0.89%
Ratio of Net Investment
  Income to Average Net Assets ................        0.97%        1.22%        1.18%        1.12%        0.97%
Portfolio Turnover Rate .......................          24%          33%          32%          22%          23%


The accompanying notes are an integral part of the financial statements.

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UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

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NOTES TO FINANCIAL STATEMENTS

     UAM Funds, Inc., UAM Funds, Inc. II and UAM Funds Trust (collectively the "UAM Funds") are registered under the Investment Company Act of 1940, as amended. The ICM Small Company Portfolio (the "Portfolio"), a portfolio of UAM Funds, Inc., is a diversified, open-end management investment company. At October 31, 2001, the UAM Funds were comprised of 38 active portfolios. The information presented in the financial statements pertains only to the Portfolio. The objective of the Portfolio is to provide maximum, long-term total return consistent with reasonable risk to principal, by investing primarily in the common stocks of smaller companies in terms of revenues, assets, and market capitalization.

     A. Significant Accounting Policies: The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. Accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

          1. Security Valuation: Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sale price from the exchange where the security is primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, the market value is determined using the last reported bid price. Short-term investments with maturities of sixty days or less at time of purchase are valued at amortized cost, if it approximates market value. The value of other assets and securities for which no quotations are readily available are stated at fair value following procedures approved by the Board of Directors.

          2. Federal Income Taxes: It is the Portfolio's intention to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

          3. Repurchase Agreements: In connection with transactions involving repurchase agreements, the Portfolio's custodian bank takes possession of the underlying securities ("collateral"), the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is monitored on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Portfolio has the right to liquidate

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UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

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     the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

          Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the UAM Funds may transfer their daily uninvested cash balances into a joint trading account which invests in one or more repurchase agreements. This joint repurchase agreement is covered by the same collateral requirements as discussed above.

          4. Distributions to Shareholders: The Portfolio will distribute substantially all of its net investment income quarterly. Any realized net capital gains will be distributed at least annually. All distributions are recorded on ex-dividend date.

          The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses on investments.

          Permanent book and tax basis differences resulted in an increase of $61,751 accumulated net realized gain, and a decrease of $61,751 to paid in capital.

          Permanent book-tax differences, if any, are not included in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

          5. Other: Security transactions are accounted for on trade date, the date the trade is executed. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis. Most expenses of the UAM Funds can be directly attributed to a particular portfolio. Expenses which cannot be directly attributed to a portfolio or share class are apportioned among the portfolios of the UAM Funds based on their relative net assets. Custodian fees for the Portfolio are shown gross of expense offsets for custodian balance credits.

          6. Accounting Standards Issued But Not Yet Adopted: On November 21, 2000, the American Institute of Certified Public Accountants ("AICPA") issued the AICPA Audit and Accounting Guide "Audits of Investment Companies" (the "Guide"), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. The Management of the

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UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

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     Portfolio does not expect any material impact on results of operations or financial condition of the Portfolio upon adoption of the provisions of the Guide.

          B. Investment Advisory Services: Under the terms of an investment advisory agreement, Investment Counselors of Maryland, Inc. (the "Adviser"), an affiliate of Old Mutual (US) Holdings Inc. (formerly United Asset Management Corporation, "UAM"), provides investment advisory services to the Portfolio at a fee calculated at an annual rate of 0.70% of average daily net assets for the month.

          C. Administrative Services: Prior to April 1, 2001, UAM Fund Services, Inc., ("UAMFSI"), a wholly owned subsidiary of UAM, provided and oversaw administrative, fund accounting, dividend disbursing, shareholder servicing and transfer agent services to the UAM Funds under a Fund Administration Agreement (the "Agreement"). UAMFSI had entered into separate Service Agreements with SEI Investments Mutual Funds Services ("SEI"), a wholly owned subsidiary of SEI Investments Company, DST Systems, Inc., ("DST"), and UAM Shareholder Service Center ("UAMSSC"), an affiliate of UAM, to assist in providing certain services to the UAM Funds.

          Pursuant to the Agreement, the Portfolio paid UAMFSI 0.073% per annum of the average daily net assets of the Portfolio, an annual base fee of $72,500 and a fee based on the number of active shareholder accounts.

          For the five months ended March 31, 2001, UAMFSI was paid $219,707, of which $87,347 was paid to SEI for their services, $10,790 to DST for their services, and $9,060 to UAMSSC for their services.

          Effective April 1, 2001, SEI (the "Administrator") was appointed the administrator and began providing administrative services to the UAM Funds under an Administration Agreement (the "Administration Agreement").

          Pursuant to the Administration Agreement, the Portfolio pays the Administrator 0.073% per annum of the average daily net assets of the Portfolio and an annual base fee of $54,500. For the seven months ending October 31, 2001, the Administrator was paid $325,374.

          Effective April 1, 2001, the UAM Funds entered into an agreement with PBHG Shareholder Servicing Center ("PBHGSSC", formerly UAMSSC) whereby PBHGSSC began providing shareholder services to the UAM Funds. Pursuant to the agreement, the UAM Funds pay PBHGSSC $8,250 for the first operational class of a portfolio plus $2,750 for each additional class of a portfolio and $33 per account. For the seven months ended October 31, 2001, the Portfolio paid PBHGSSC $105,840.

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UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

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          D. Distribution Services: Prior to April 1, 2001, UAM Fund
     Distributors, Inc. ("UAMFDI"), a wholly owned subsidiary of UAM, distributed the shares of the UAM Funds. UAMFDI did not receive any fee or other compensation with respect to the Portfolio.

          Effective April 1, 2001, Funds Distributor, Inc. (the "Distributor") was appointed as the distributor and began providing distribution services to the UAM Funds. The Distributor does not receive any fee or other compensation with respect to the Portfolio.

          E. Directors' Fees: Each Director, who is not an officer or affiliated person, receives $3,000 per meeting attended plus reimbursement of expenses incurred in attending Board meetings, which is allocated proportionally among the active portfolios of UAM Funds, plus a quarterly retainer of $200 for each active portfolio of the UAM Funds.

          F. Shareholder Servicing Fees: Certain brokers, dealers, banks, trust companies and other financial representatives receive compensation from the UAM Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the UAM Funds that are serviced by the financial representative.

          G. Purchases and Sales: For the year ended October 31, 2001, the Portfolio made purchases of $140,296,340 and sales of $136,791,426 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

          H. Line of Credit: The Portfolio, along with certain other portfolios of UAM Funds, collectively entered into an agreement which enables them to participate in a $100 million unsecured line of credit with several banks. Borrowings will be made solely to temporarily finance the repurchase of capital shares. Interest is charged to each participating Portfolio based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of .10% per annum (provided that for the period beginning April 27, 2001 such commitment fee shall be computed at 0.09% per annum), payable at the end of each calendar quarter, is accrued by each participating portfolio based on its average daily unused portion of the line of credit. During the year ended October 31, 2001, the Portfolio had no borrowings under the agreement.

          I. Other: At October 31, 2001, 10% of total shares outstanding were held by 1 record shareholder.

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UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

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REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
UAM Funds, Inc. and Shareholders of
ICM Small Company Portfolio

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICM Small Company Portfolio (one of the portfolios constituting UAM Funds, Inc., hereafter referred to as the "Fund") at October 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Philadelphia, Pennsylvania
December 14, 2001

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UAM FUNDS                                            ICM SMALL COMPANY PORTFOLIO

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Federal Income Tax Information: (Unaudited)

The ICM Small Company Portfolio hereby designates $55,653,169 as a long-term capital gain for the purpose of the dividend paid deduction on the Portfolio's income tax return.

For the year ended October 31, 2001, the percentage of dividends that qualify for the 70% dividend received deduction for corporate shareholders was 46.35%.

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

                                     NOTES

UAM FUNDS                               ICM SMALL COMPANY PORTFOLIO

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Officers and Directors

James F. Orr, III                       Linda T. Gibson
Director, President and Chairman        Vice President and Secretary

John T. Bennett, Jr.                    Sherry Kajdan Vetterlein
Director                                Vice President and Assistant Secretary

Nancy J. Dunn                           Christopher Salfi
Director                                Treasurer

Philip D. English                       Suzan M. Barron
Director                                Assistant Secretary

William A. Humenuk                      Molly S. Mugler
Director                                Assistant Secretary

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UAM Funds
P.O. Box 219081
Kansas City, MO 64121
(toll free)
1-877-826-5465
www.uam.com

Investment Adviser
Investment Counselors of Maryland, Inc.
803 Cathedral Street
Baltimore, MD 21201

Distributor
Funds Distributor, Inc.
60 State Street
Suite 1300
Boston, MA 02109


                                   ---------------------------------------------
                                    This report has been prepared for
                                    shareholders and may be distributed to
                                    others only if preceded or accompanied by a
                                    current prospectus.
                                   ---------------------------------------------